UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2005
PANERA BREAD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

6710 Clayton Road
Richmond Heights, MO		63117
(Address of principal executive offices)		(Zip Code)
314-633-7100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
Panera Bread Company (the “Company”) is providing certain information regarding its capital stock, consistent with a registration statement it is concurrently filing on Form 8-A/A.
Item 8.01. Other Events
General
Our authorized capital stock consists of:
•	85,000,000 shares of common stock, $.0001 par value, of which 75,000,000 shares have been designated as Class A Common Stock and 10,000,000 shares have been designated as Class B Common Stock; and

•	2,000,000 shares of Class B Preferred Stock, $.0001 par value, of which 100,000 shares have been designated as Series A Junior Participating Class B Preferred Stock.
As of August 29, 2005 there were 29,582,834 shares of Class A Common Stock, 1,415,322 shares of Class B Common Stock and no shares of Class B Preferred Stock outstanding. All outstanding shares of Class A Common Stock and Class B Common Stock are fully paid and non-assessable. EquiServe Trust Company, N.A., PO Box 43023, Providence, RI 02940-3023 is the registrar and transfer agent for our Class A and Class B Common Stock.
The following is a summary of the material terms of our capital stock and certain provisions of our certificate of incorporation, as amended, and by-laws, as amended. Since the terms of our certificate of incorporation and by-laws may differ from the general information we are providing, you should only rely on the actual provisions of our certification of incorporation and by-laws, which are listed as Exhibits 3.1 and 3.2 to this registration statement. The following also summarizes some relevant provisions of the Delaware General Corporation Law.
Common Stock
Voting Rights. Except for matters where applicable law requires the approval of one or both classes of common stock voting as a separate class, holders of shares of Class A Common Stock and Class B Common Stock vote as a single class on all matters submitted to a vote of the stockholders, including the election of directors. The holders of the Class B Common Stock are entitled to three votes for each share owned. The holders of Class A Common Stock are entitled to one vote for each share owned. Holders of Class A Common Stock and Class B Common Stock are not entitled to cumulative voting in the election of directors. Except when a larger quorum is required by law or our certificate of incorporation or by-laws, the holders of a majority of the voting power of all classes of our issued and outstanding capital stock entitled to vote at any meeting of the stockholders, represented in person or by proxy, constitutes a quorum; except that if two or more classes or series of stock are entitled to vote on any matter as separate classes or series, then in the case of each such class or series, a quorum for that matter will consist of a majority of the voting power of all issued and outstanding stock of that class or series. When a quorum is present at any meeting, any matter other than elections will be decided by vote of the holders of a majority of the votes of all classes of stock that are present in person or by proxy and entitled to be cast at the meeting, voting together as a single class, except where a different vote is required by law, our certificate of incorporation or our by-laws. Any election will be determined by vote of the holders of a plurality of votes of all classes that are present in person or by proxy and entitled to be cast at the meeting, voting together as a single class, except where a different vote is required by law, our certificate of incorporation or our by-laws.
Dividends and Rights upon Liquidation. Subject to the prior and superior rights of the holders of any shares of preferred stock, if any, holders of Class A and Class B Common Stock are entitled to receive, on the same basis, dividends as and when declared by our board of directors out of legally available funds, and, if we liquidate, dissolve, or wind up, to share ratably in all remaining assets after we pay liabilities.
Preemptive and other Subscription Rights. The common stock has no preemptive or other subscription rights other than the rights described below under “Preferred Share Purchase Rights and Series A Junior Participating Class B Preferred Stock”.
Redemption Rights and Sinking Funds. There are no redemption or sinking fund provisions applicable to either class of common stock.
Conversion of Class B Common Stock. Shares of Class B Common Stock are convertible into Class A Common Stock at any time on a share-for-share basis upon surrender of the certificates representing the Class B Common Stock.
Preferred Stock
Our certificate of incorporation vests our board of directors with authority to issue up to 2,000,000 shares of Class B Preferred Stock, $.0001 par value, from time to time in one or more series and to fix the voting powers, designations, preferences, rights and qualifications, limitations and restrictions thereof, including voting powers, redemption rights, redemption prices, dividend rights, dividend rates, rights upon dissolution, conversion rights and the number of shares constituting any series or the designation of such series, without further vote or action by the stockholders.
Generally, all shares of the same series of preferred stock will be identical and of equal rank except as to the times from which cumulative dividends, if any, on those shares will be cumulative. The shares of different series may differ, including as to rank, as may be provided in our certificate of incorporation, or as may be fixed by our board of directors as described above. We may from time to time amend our certificate of incorporation to increase or decrease the number of authorized shares of preferred stock.
Our board of directors could, without further vote of the stockholders, use preferred stock to discourage, delay or prevent a change in control or to make the removal of management more difficult. Our board of directors has no current plans, agreements or commitments to issue any shares of preferred stock. The existence of the blank check preferred stock, however, could adversely affect the market price of our common stock. Before we issue any shares of preferred stock of any series, a certificate setting forth a copy of the resolution or resolutions of the board of directors, fixing the voting power, designations, preferences, the relative, participating, optional or other special rights, if any, and the qualifications, limitations and restrictions, if any, appertaining to the shares of preferred stock of such series, and the number of shares of preferred stock of such series, authorized by the board of directors to be issued will be made and filed in accordance with applicable law.
Preferred Share Purchase Rights and Series A Junior Participating Class B Preferred Stock
On October 21, 1996, our board of directors adopted a stockholders’ rights plan. The rights plan was implemented by distributing one Class A preferred share purchase right for each outstanding share of our Class A Common Stock held of record as of November 4, 1996, and one Class B preferred share purchase right for each outstanding share of our Class B Common Stock held of record on that record date, and directing the issuance of one Class A preferred share purchase right with respect to each share of our common stock that shall become outstanding thereafter until the rights become exercisable or they expire as described below. In connection with our two-for-one common stock split in June 2002, the number of rights associated with each outstanding or to be-issued share of common stock was adjusted in accordance with the terms of the rights agreement, so that following the stock split each share of such common stock is now associated with one-half of one right. Each whole right entitles holders of our common stock to buy one one-hundreth of a share of our Series A Junior Participating Class B Preferred Stock at a price of $35.00, subject to adjustment. The rights will generally become exercisable after a person or group, other than specified exempt persons (including but not limited to grandfathered persons and, pursuant to an amendment effected in 1999, Ronald M. Shaich, so long as he beneficially owns 35% or less of our aggregate outstanding voting power, subject to conditions specified in the rights agreement, as amended) acquires beneficial ownership of 15% or more of our outstanding Class A Common Stock or announces a tender or exchange offer, upon the consummation of which such person or group would own 15% or more of our outstanding Class A Common Stock, unless in each case, our board of directors determines that such acquisition was inadvertent and without the intent of changing or influencing control of us, provided the person divests shares constituting such triggering threshold interest as soon thereafter as practicable following such board determination.
If any person or group becomes the owner of 15% or more of our Class A Common Stock without such board determination and subsequent divestiture then, in lieu of the right to purchase Series A Junior Participating Class B Preferred Stock, each whole right will thereafter entitle its holder (other than an acquiring person or member of an acquiring group) to purchase shares of our Class A or Class B Common Stock, as applicable, in an amount equal to the exercise price of one one-hundredth of a share of the preferred stock, divided by 50% of the then-current market price of one share of our Class A or Class B Common Stock, as applicable.
In addition, if we are acquired in a merger or other business combination transaction, or sell 50% or more of our assets or earning power, then, in lieu of the right to purchase Series A Junior Participating Class B Preferred Stock, each whole right will thereafter generally entitle its holder to purchase shares of common stock of the acquiring company using the same formula as for our Class A or Class B Common Stock.

Our certificate of incorporation does not permit the issuance of fractional shares of capital stock. Our board of directors is authorized to redeem any fractional shares at the then fair market value, as determined by the board. We have also agreed under the rights agreement to keep available a sufficient number of shares of Series A Junior Participating Class B Preferred Stock to permit the exercise of all outstanding rights and may be obligated to make appropriate adjustments in the number of shares of preferred stock reserved or the terms of the preferred stock. Under Delaware law, such adjustments could be made by our board of directors without further stockholder approval.
The rights expire in October 2006 unless earlier redeemed or terminated. At the option of our Board of Directors, we generally may amend the rights or redeem the rights at $0.01 per whole right at any time prior to the time a person or group has acquired 15% of our Class A Common Stock without such board determination and subsequent divestiture.
The foregoing summary of the material terms of our preferred share purchase rights and Series A Junior Participating Class B Preferred Stock is qualified in its entirety by reference to the rights agreement, as amended, which is listed as Exhibits 4.2.1 and 4.2.2 to this registration statement and is incorporated by reference herein, a description of which is contained in our registration statement on Form 8-A dated November 1, 1996, as amended by the Form 8-A/A dated January 29, 1999.
Certain Effects of Authorized but Unissued Stock
We may issue additional shares of common stock or preferred stock without stockholder approval, subject to applicable rules of the Nasdaq National Market, for a variety of corporate purposes, including raising additional capital, corporate acquisitions, and employee benefit plans. The existence of unissued and unreserved common and preferred stock may enable us to issue shares to persons who are friendly to current management, which could discourage an attempt to obtain control of us through a merger, tender offer, proxy contest, or otherwise, and protect the continuity of management and possibly deprive you of opportunities to sell your shares at prices higher than the prevailing market prices. We could also use additional shares to dilute the stock ownership of persons seeking to obtain control of the Company pursuant to the operation of the rights plan or otherwise. See also “Certain Charter and By-law Provisions” below.
Certain Charter and By-law Provisions
Among other things, our certificate of incorporation and by-laws:
•	limit the right of stockholders to remove directors or change the size of the board of directors;

•	limit the right of stockholders to nominate or fill vacancies on the board of directors;

•	limit the right of stockholders to call a special meeting of stockholders or propose other actions;

•	provide that the by-laws may be amended by our board of directors;

•	authorize the issuance of preferred stock with such voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such rights as may be specified by our board of directors, without stockholder approval; and

•	require that stockholders receive a specified price for shares of our capital stock in the event we merge or consolidate with another corporation, or another corporation merges into us or any of our affiliates.
Size of Board
Our certificate of incorporation provides for a classified board of directors, in which the board of directors is divided into three classes, each having as nearly as possible an equal number of directors. Our by-laws provide that the number of directors to constitute the board of directors will be determined by a majority of directors, but that the number of directors may not be less than three nor more than fifteen. The directors are elected at the annual meeting of stockholders, except as otherwise provided in our certificate of incorporation or by-laws.
Election of Directors
In order for one of our stockholders to nominate a candidate for director, our by-laws require that, among other things, we must receive timely notice from the stockholder in advance of the meeting. Ordinarily, we must receive notice from the stockholder at least 60 days but not more than 150 days prior to the first anniversary of the prior year’s annual meeting, but if the date of the annual meeting is moved by more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be received not later than the later of the 60th day prior to such annual meeting or the tenth day following the public announcement of such meeting. However, if the number of directors to be elected is increased and there is no public announcement by us naming all of the nominees or specifying the size of the increased board at least 75 days prior to the first anniversary of the prior year’s annual meeting, a stockholder’s notice of nomination will be considered timely (but only with respect to nominees for any new positions created by the increase), if the notice is received by us not later than the 15th day following the day on which public announcement is first made by us.
Each stockholder’s notice of nomination must be timely received by our Secretary at the address of our principal executive offices and generally must set forth information specified in our by-laws, including, as to each person proposed to be nominated:
•	the name, age, business address and residence address of such person,

•	the principal occupation or employment of such person,

•	the class and number of our shares which are beneficially owned by such person on the date of such stockholder notice, and

•	the consent of each nominee to serve as a director if elected.
The notice must also set forth as to the stockholder giving the notice:
•	the name and address, as they appear on our transfer books, of such stockholder and of any beneficial owners of our capital stock registered in such stockholder’s name and the name and address of other stockholders known by such stockholder to be supporting such nominee(s),

•	the class and number of our shares held of record, beneficially owned or represented by proxy by such stockholder and by any other stockholders known by such stockholder to be supporting such nominee(s) on the record date for the annual meeting in question (if such date shall then have been made publicly available) and on the date of such stockholder’s notice, and

•	a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder.
We may reject any nominations that have not followed these procedures.
Our certificate of incorporation does not permit cumulative voting in the election of directors. Accordingly, the holders of a majority of the then outstanding shares of common stock can elect all the directors of the class then being elected at that meeting of stockholders.
Removal of Directors
For corporations with a classified board of directors, the Delaware General Corporation Law provides that, unless otherwise provided in the certificate of incorporation, a director may be removed from office only for cause and only by vote of the holders of a majority of the voting power of shares of voting capital stock entitled to vote in the election of directors. Our by-laws define “cause” for this purpose to mean only:
•	conviction of a felony;

•	declaration of unsound mind by order of court;

•	gross dereliction of duty;

•	conviction of any crime involving moral turpitude; or

•	commission of an action which constitutes intentional misconduct or a knowing violation of law if such action in either event results both in an improper substantial personal benefit and a material injury to the corporation.

If cause is assigned for removal of any director from office, our by-laws provide that he or she may be removed only after a reasonable notice and opportunity to be heard before the body proposing to remove him or her.
Filling Vacancies
Our certificate of incorporation provides that all vacancies on our board of directors, including any vacancies resulting from an increase in the number of directors, may be filled by the vote of a majority of the remaining directors even if that number is less than a quorum.
Limitations on Proposals of Other Business
In order for a stockholder to bring a proposal before our annual stockholder meeting, among other things, our by-laws require that we must receive timely notice from the stockholder in advance of the meeting. Ordinarily, we must receive notice from the stockholder at least 60 days but not more than 150 days prior to the first anniversary of the prior year’s annual meeting, but if the date of the annual meeting is moved by more than 30 days prior to such anniversary date or more than 60 days following such anniversary date, notice must be received not later than the later of the 60th day prior to such annual meeting or the tenth day following the public announcement of such meeting.
Each stockholder’s notice for a proposal must be timely received by our Secretary at the address of our principal executive offices. Each notice generally is required to set forth as to each matter proposed to be brought before an annual meeting certain information and must meet other requirements specified in our by-laws, including:
•	a brief description of the business the stockholder desires to bring before the meeting and the reasons for conducting such business at the meeting,

•	the name and address, as they appear on our stock transfer books, of the stockholder proposing such business,

•	the class and number of shares beneficially owned by the stockholder making the proposal,

•	the names and addresses of the beneficial owners of any of our capital stock registered in such stockholder’s name, and the class and number of our shares so owned,

•	the names and addresses of other stockholders known by the stockholder proposing such business to support such proposal, and the class and number of our shares beneficially owned by such other stockholders, and

•	any material interest of the stockholder proposing to bring such business before such meeting (or any other stockholders known to be supporting such proposal) in such proposal.

We may reject any proposals that have not followed these procedures or that are not a proper subject for stockholder action in accordance with the provisions of applicable law.
Limitations on Calling Stockholder Meetings
Under our by-laws, only a co-chairman or the majority of the directors may call a special meeting of stockholders.
Amendment to our Certificate of Incorporation or By-laws
The Delaware General Corporation Law generally provides that the power to make, alter, amend or repeal by-laws is vested in the stockholders, unless and to the extent that such power is vested in the board of directors by the certificate of incorporation. Our certificate of incorporation and our by-laws provide that our by-laws generally may be amended by our board of directors. Generally, amendments to our certificate of incorporation must be approved by the vote of a majority of our outstanding shares entitled to vote, unless any class of shares is entitled to vote as a class, in which event the proposed amendment must be adopted by a majority of the outstanding shares of each class of shares entitled to vote as a class and of the total shares entitled to vote.
Stock Price in Merger or Consolidation
Our certificate of incorporation requires that, in the event of any merger or consolidation of us with any other corporation, or the merger of any other corporation into us or any of our affiliates, the transaction may not be completed unless each stockholder who so elects receives a price for their shares of our stock which is not less than the highest price previously paid by such other corporation for any shares of our stock of that class. Additionally, the price must be paid in the same medium of payment paid to the stockholder receiving the highest price paid, and must be paid at the time of completion of the transaction to each electing stockholder.
Anti-Takeover Effects of Provisions
The inability to vote shares cumulatively, the advance notice requirements for nominations, and the provisions in our certificate of incorporation that limit the ability of stockholders to increase the size of our board of directors or to remove directors and that permit the remaining directors to fill any vacancies on our board of directors make it more difficult for stockholders to change the composition of our board of directors.
The by-law provision requiring advance notice of other proposals may make it more difficult for stockholders to take action opposed by the board of directors. Moreover, stockholders are restricted in forcing stockholder consideration of a proposal over the opposition of our board of directors by calling a special meeting of stockholders. These provisions make it more difficult and time-consuming to obtain majority control of our board of directors or otherwise bring a matter before our stockholders without the consent of our board of directors, and thus reduce our vulnerability to an unsolicited takeover proposal.

The provision relating to the price for shares of our stock in a merger or consolidation may make it more difficult for a third party to acquire our company.
We believe these provisions, together with our rights plan, enable us to develop our business in a manner which will foster its long-term growth, by reducing to the extent practicable the threat of a takeover not in the best interests of us and our stockholders and the potential disruption entailed by the threat. On the other hand, these provisions, as well as the rights plan, may adversely affect the ability of stockholders to influence our governance and the possibility that stockholders would receive a premium above market price for their securities from a potential acquirer who is unfriendly to management.
Delaware Anti-Takeover Law
We are subject to Section 203 of the Delaware General Corporation Law regulating corporate takeovers. Section 203, subject to certain exceptions, prohibits a Delaware corporation from engaging in any “business combination” with any “interested stockholder” for a period of three years following the date that that stockholder became an interested stockholder unless:
•	prior to that date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

•	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding those shares owned by persons who are directors and also officers, and employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•	on or subsequent to that date, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.
Section 203 defines “business combination” to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;

•	any sale, lease, exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions, of 10% or more of the assets of the corporation or any majority owned subsidiary of the corporation involving the interested stockholder;

•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation or any majority owned subsidiary of the corporation to the interested stockholder;

•	any transaction involving the corporation or any majority owned subsidiary of the corporation that has the effect of increasing the proportionate share of the stock or any class or series of the corporation or such subsidiary beneficially owned by the interested stockholder; or

•	subject to certain exceptions, the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits by or through the corporation.
Except as otherwise specified in Section 203 of the Delaware General Corporation Law, an interested stockholder is generally defined to include:
•	any person that owns 15% or more of the outstanding voting stock of the corporation, or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within three years immediately before the date of determination; and

•	the affiliates and associates of any such person.
Under certain circumstances, Section 203 of the Delaware General Corporation Law makes it more difficult for a person who would be an interested stockholder to effect various business combinations with a corporation for a three-year period. We have not elected to be exempt from the restrictions imposed under Section 203 of the Delaware General Corporation Law. The provisions of Section 203 of the Delaware General Corporation Law may encourage persons interested in acquiring us to negotiate in advance with the board, since the stockholder approval requirement would be avoided if a majority of the directors then in office approves either the business combination or the transaction which results in any such person becoming an interested stockholder. Such provisions also may have the effect of preventing changes in our management. It is possible that such provisions could make it more difficult to accomplish transactions that our stockholders may otherwise deem to be in their best interests.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits
          See the exhibit index included herein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY
By:	/s/ Mark E. Hood
	Name:	Mark E. Hood
	Title:	Senior Vice President, Chief Financial Officer

Date: September 1, 2005

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Incorporation of Registrant, as amended through June 7, 2002. Incorporated by reference to Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q for the period ended July 13, 2002.

3.2	By-laws of Registrant, as amended through March 5, 2004. Incorporated by reference to Exhibit 3.2 to the Company’s Annual Report on Form 10-K for the year ended December 27, 2003.

4.1.1	Form of Rights Agreement, dated as of October 21, 1996, between the Registrant, formally known as Au Bon Pain Co., Inc., and EquiServe Trust Company, N.A., as successor to State Street Bank & Trust Company, which includes the form of Certificate of Designation of Series A Junior Participating Class B Preferred Stock as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights Plan as Exhibit C. Incorporated by reference to Exhibit 2.2 to the Company’s Form 8-A Registration Statement filed with the Commission on November 1, 1996.

4.1.2	Amendment of Rights Agreement, dated as of January 15, 1999, between the Registrant, formally known as Au Bon Pain Co., Inc., and EquiServe Trust Company, N.A., as successor to State Street Bank & Trust Company. Incorporated by reference to Exhibit 2.2 to the Company’s Form 8-A/A Registration Statement filed with the Commission on February 2, 1999.